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Exhibit 99.2



                                Maria Camila Maz
                                  PO Box 331916
                              Miami, FL 33233-1916






Fusa Capital Corporation
2501 East Commercial Blvd.,
Suite 212 Fort Lauderdale, FL
33308


 Dear Sirs

Please accept this letter as my resignation from the Board of Directors of Fusa Capital Corporation, effective immediately, this 15 day of February, 2005.

Yours truly,

Maria Camila Maz